UNITED  STATES  SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549


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                                    FORM  8-K


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                                 CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date  of  Report  (Date  of earliest event reported): January 12, 2005

                                   EXELIXIS,  INC.
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             (Exact  name  of  registrant  as  specified  in  its  charter)



         Delaware                      0-30235                 04-3257395
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      (State  or  Other          (Commission  File  Number)      (IRS  Employer
Jurisdiction  of  Incorporation)                             Identification No.)



                                 170  Harbor  Way
                                  P.O.  Box  511
                      South  San  Francisco,  California  94083
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        (Address  of  principal  executive  offices,  and  including  zip  code)

                                 (650)  837-7000
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              (Registrant's  telephone  number,  including  area  code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  5.02  Departure of Directors or Principal Officers; Election of Directors;
Appointment  of  Principal  Officers

On January 12, 2005, Gregory D. Plowman, M.D., Ph.D., submitted his resignation as Senior Vice President and Chief Science Officer of Exelixis, Inc. (the "Company") to be effective as of January 26, 2005. Dr. Plowman decided to leave the Company to pursue other professional opportunities.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 18, 2005


                                 Exelixis, Inc.


                                 /s/ Christoph Pereira
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                                 Christoph Pereira
                                 Vice President, Legal Affairs and Secretary